                       WARRANT TO PURCHASE SHARES OF STOCK

Date of Issuance:  March 28, 2000 (the "DATE OF ISSUANCE")

Name of Holder:  VENTURE ONE REAL ESTATE LLC (the "HOLDER")

Name of Issuer:  Stonehaven Realty Trust (the "COMPANY")

Securities Issuable upon Exercise: Common Stock $.01 par value (the
"SECURITIES")

Initial Number of Securities 366,670 (the "INITIAL NUMBER OF SECURITIES")

Exercise Price:  $6.375 (the "EXERCISE PRICE")

          In consideration of the transfer of certain rights in a Database as defined and evidenced by a bill of sale dated March 28, 2000, from the Holder to Netlink International, Inc., a Delaware corporation and subsidiary of the Company ("Netlink"), the Company hereby grants to the Holder the right to purchase the Initial Number of the Securities on the terms set forth herein:

1. NUMBER OF SHARES SUBJECT TO WARRANT. The Company hereby grants Holder the right to purchase the Initial Number of Securities at per share purchase price equal to the Exercise Price. The Initial Number of Securities and the Exercise Price shall be adjusted from time to time to reflect stock splits, stock dividends, combinations and recapitalizations. If there is a merger or consolidation of the Company with another entity, the Company or its successor entity will execute and deliver to the Holder a new warrant in substitution of this Warrant that will provide that upon exercise of such new warrant the Holder shall receive the number and kind of securities, money and property receivable upon such merger or consolidation by the holders of the securities issuable hereunder.

2. EXPIRATION. This Warrant will expire on the earlier of: (a) July 1, 2005; or
(b) upon the acquisition of all of the stock or substantially all of the assets of the Company or the sale of the stock or substantially all of the assets of Netlink, or the merger of the Company or Netlink where the Company or Netlink is not the surviving entity; provided, however, the Company agrees to provide not less than twenty (20) days notice of an impending acquisition, sale or merger to the Holder.

3. MECHANICS OF EXERCISE. This Warrant shall be exercised by delivering to the Company a notice of exercise indicating the number of shares that the Holder wishes to purchase together with a check in an amount equal to the product of the per share Exercise Price and the number of Securities to be purchased; PROVIDED, HOWEVER, that instead of paying cash to exercise this Warrant, the Holder may waive its right to purchase the number of Securities equal in value (determined by subtracting the Exercise Price from the fair market value) to the product of the per share Exercise Price and the number of Securities to be acquired. The Securities acquired upon exercise of this Warrant shall be deemed to be issued as of the close of business on the date on which this Warrant is exercised. As soon as practical after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the Holder, or as such Holder may direct, a certificate or certificates representing the shares purchased.

4. RESERVATION OF STOCK. A number of shares of common stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved by the Company for the exercise thereof.

5. MISCELLANEOUS. The Company will not, in any manner or by any action, avoid or seek to avoid the observance or performance of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder against dilution. All shares of common stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable. This Warrant shall be governed under the laws of the State of Maryland.

6. BINDING EFFECT. This Warrant shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. Notwithstanding the foregoing, this Warrant is only transferable by the Holder subject to any and all applicable securities laws governing such transfer and after thirty (30) days notice to the Company including the name and address of the transferee. If possible, this Warrant shall be construed along with and in addition to any other agreement which the Company and Holder may enter into, but any provisions in this Warrant which contradict any provision of any other such agreement shall take precedence and be binding over such other provision.

          This Warrant has been duly executed and issued as of March 28, 2000.

STONEHAVEN REALTY TRUST

By:    /s/ Duane H. Lund
   -----------------------------------------
      Duane H. Lund, Chief Executive Officer

                                                ACCEPTED BY:

                                                VENTURE ONE REAL ESTATE LLC

                                                By:     /s/ Mark Goode
                                                   ----------------------------
                                                Its:     Member
                                                   ----------------------------


                                      -2-